EXHIBIT 32.2
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


In connection with the Annual Report of PetroKazakhstan Inc. (the "Company") on Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  June 17, 2004                     /s/ Nicholas H. Gay
                                         ---------------------------------------
                                         Name:  Nicholas H. Gay
                                         Title: Senior Vice President, Finance &
                                                Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to PetroKazakhstan Inc. and will be retained by PetroKazakhstan Inc. and furnished to the Securities and Exchange Commission or its staff upon request.